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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 2003


                              SPORTSLINE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 0-23337                                 65-0470894
        (Commission File Number)             I.R.S. Employer Identification No.)


       2200 W. Cypress Creek Road
        Fort Lauderdale, Florida                           33309
(Address of principal executive offices)                 (Zip Code)


                                 (954) 351-2120
              (Registrant's telephone number, including area code)

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Item 5.    Other Events.

     On January 30, 2003, SportsLine.com announced its financial results for the fiscal quarter and fiscal year ended December 31, 2002. A copy of SportsLine.com's press release announcing these financial results is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

     99.1  Press Release of SportsLine.com, Inc. dated January 30, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPORTSLINE.COM, INC.



Date: January 31, 2003                   By: /s/ Kenneth W. Sanders
                                            ------------------------------------
                                                 Kenneth W. Sanders
                                                 Chief Financial Officer

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                              SPORTSLINE.COM, INC.

                                INDEX TO EXHIBITS

Exhibit
Number       Description
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99.1         Press Release of SportsLine.com, Inc. dated January 30, 2003

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